      POWER OF ATTORNEY

Know all by these presents, that the undersigned
hereby constitutes and appoints each of
Victor M. Casini, Walter P. Hanley, and
Matthew J. McKay, signing singly, the
undersigned's true and lawful
attorney-in-fact to:

1.  execute for and on behalf of the undersigned,
in the undersigned's capacity as an officer and/or
director of LKQ Corporation (the Company), Forms 3,
4, and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules
thereunder;

2.  do and perform any and all acts for and on
behalf of the undersigned which may be necessary
or desirable to complete and execute any such
Form 3, 4, or 5, complete and execute any
amendment or amendments thereto, and timely file
such form with the United States Securities and
Exchange Commission and any stock exchange or
similar authority; and

3.  take any other action of any type whatsoever in
connection with the foregoing which, in the opinion
of such attorney-in-fact, may be of benefit to, in
the best interest of, or legally required by, the
undersigned, it being understood that the documents
executed by such attorney-in-fact on behalf of the
undersigned pursuant to this Power of Attorney
shall be in such form and shall contain such terms
and conditions as such attorney-in-fact may approve
in such attorney-in-fact's discretion.

The undersigned hereby grants to each such
attorney-in-fact full power and authority to do
and perform any and every act and thing whatsoever
requisite, necessary, or proper to be done in the
exercise of any of the rights and powers herein
granted, as fully to all intents and purposes as
the undersigned might or could do if personally
present, with full power of substitution or
revocation, hereby ratifying and confirming all
that such attorney-in-fact, or such
attorney-in fact's substitute or substitutes,
shall lawfully do or cause to be done by virtue
of this power of attorney and the rights and
powers herein granted. The undersigned
acknowledges that the foregoing
attorneys-in-fact, in serving in such capacity
at the request of the undersigned, are not
assuming, nor is the Company assuming, any of
the undersigned's responsibilities to comply
with Section 16 of the Securities Exchange Act
of 1934. This Power of Attorney shall remain in
full force and effect until the undersigned
is no longer required to file Forms 3, 4,
and 5 with respect to the undersigned's holdings
of and transactions in securities issued by the
Company, unless earlier revoked
by the undersigned in a signed writing delivered
to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney
to be executed as of this 26th day of December, 2013.

/s/  Robert A. Alberico
Print Name: Robert A. Alberico